                                                                     Exhibit (q)

                               POWER OF ATTORNEY

     The person whose signature appears below hereby appoints James S. Hamman, Jr., Patrick H. Dudasik and John P. Calamos and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Advisors Trust.

Signature                                        Title           Date
---------                                        -----           ----


/s/ David D. Tripple                            Trustee          January 1, 2006
-------------------------------------
David D. Tripple

                                                                   EXHIBIT 99(q)


                                POWER OF ATTORNEY



         The person whose signature appears below hereby appoints James S. Hamman, Jr. and John P. Calamos and each of them, either of whom may act without the joinder of the other, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Advisors Trust.

Signature                             Title                Date

/s/ Stephen B. Timbers                Trustee              July 30, 2004
---------------------------------
Stephen B. Timbers

                                                                     Exhibit (q)

                               POWER OF ATTORNEY



         The person whose signature appears below hereby appoints James S. Hamman, Jr. and John P. Calamos and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Advisors Trust.



Signature                       Title                        Date

/s/ John E. Neal                Trustee                      December 13, 2001
-------------------
John E. Neal

                                POWER OF ATTORNEY



         The person whose signature appears below hereby appoints James S. Hamman, Jr. and John P. Calamos and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Advisors Trust.



Signature                       Title                         Date

/s/ Joe F. Hanauer              Trustee                       December 13, 2001
------------------------
Joe F. Hanauer

                               POWER OF ATTORNEY


         The person whose signature appears below hereby appoints James S. Hamman, Jr. and John P. Calamos and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Advisors Trust.




Signature                             Title                Date

/s/ Weston W. Marsh                   Trustee              July 26, 2002
----------------------------
Weston W. Marsh

                                POWER OF ATTORNEY



         The person whose signature appears below hereby appoints James S. Hamman, Jr. and John P. Calamos and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Advisors Trust.




Signature                             Title                Date

/s/ William R. Rybak                  Trustee              July 26, 2002
----------------------------
William R. Rybak